Note 10 - Deposits	12 Months Ended
Dec. 31, 2012
Disclosure Text Block [Abstract]
Deposit Liabilities Disclosures [Text Block]

10.     DEPOSITS

Deposits are summarized as follows at December 31 (in thousands):

	2012	2011

Checking accounts, including noninterest bearing deposits of $22,570 and $25,538 in 2012 and 2011, respectively	$131,826	$137,078
Money market accounts	40,818	42,033
Savings accounts	30,664	27,904
Certificates of deposit	251,743	291,566

Total	$455,051	$498,581

Overdrafts of checking accounts of $238,000 and $315,000 at December 31, 2012 and 2011, respectively, have been reclassified for financial reporting and are reflected in net loans receivable on the consolidated statements of financial condition.

As of December 31, 2012 and 2011, the Bank had $99,000 and $1.8 million of brokered deposits, respectively.

The aggregate amount of time deposits in denominations of $100 thousand or more was approximately $96.4 million and $106.1 million at December 31, 2012 and 2011, respectively.

At December 31, 2012, scheduled maturities of certificates of deposit were as follows (in thousands):

Years Ending December 31

2013	$134,893
2014	49,820
2015	30,826
2016	13,293
2017	11,340
2018 and thereafter	11,571

Total	$251,743

Interest expense on deposits consisted of the following (in thousands):

	Year Ended December 31
	2012	2011

Interest bearing checking accounts	$266	$231
Money market accounts	124	133
Savings and certificate accounts	3,988	6,044
Early withdrawal penalties	(56)	(57)

Total	$4,322	$6,351

FDIC insurance covers all deposit accounts, including checking and savings accounts, money market deposit accounts and certificates of deposit. The standard insurance amount is $250,000 per depositor, per insured bank, for each account ownership category. From December 31, 2010 through December 31, 2012, at all FDIC-insured institutions, deposits held in noninterest-bearing transaction accounts were fully insured regardless of the amount in the account.